SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_______________________

Date of Report
(Date of earliest
event reported):   July 20, 2004

              State Financial Services Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-018166	39-1489983

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  815 North Water Street, Milwaukee, Wisconsin 53202-3526
(Address of principal executive offices, including Zip code)

  (414) 223-8400
(Registrant’s telephone number)

Item 7.   Financial Statements and Exhibits.
  Not applicable.
  Not applicable.
  Exhibits. The following exhibit is being furnished herewith:
(99)   Press Release of State Financial Services Corporation, dated July 20, 2004.

Item 12.   Results of Operations and Financial Condition.
On July 20, 2004, State Financial Services Corporation (the “Company”) issued a press release announcing the Company’s quarterly financial results for the reporting period ended June 30, 2004. A copy of the Company’s press release is being furnished as Exhibit 99 to this Current Report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STATE FINANCIAL SERVICES CORPORATION

Date: July 20, 2004            By: /s/ Daniel L. Westrope
Daniel L. Westrope
Senior Vice President and Chief Financial Officer

STATE FINANCIAL SERVICES CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)   Press Release of State Financial Services Corporation, dated July 20, 2004.